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                                                                    Exhibit 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Telex Communications, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), Raymond V. Malpocher, as Chief Executive Officer of the Company, and Gregory W. Richter, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

          (1)  The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

          (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2003.



/s/ Raymond V. Malpocher
------------------------------------------
Raymond V. Malpocher
President and Chief Executive Officer
Dated: August 1, 2003



/s/ Gregory W. Richter
------------------------------------------
Gregory W. Richter
Vice President and Chief Financial Officer
Dated: August 1, 2003

A signed original of this written statement required by Section 906 has been provided to Telex Communications, Inc. and will be retained by Telex Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certificate "accompanies" the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q, irrespective of any general incorporation language contained in such filing.)